CROWN CRAFTS, INC.

NASDAQ-CM: CRWS



Crown Crafts, Inc.

Cautionary Notice Regarding Forward-Looking Statements



This presentation contains forward-looking statements by Crown Crafts, Inc. (the "Company") within the meaning of the Securities Act of 1933, the Securities Exchange Act of 1934, the Private Securities Litigation Reform Act of 1995, and all Rules and Regulations issued thereto. Such statements are based upon management's current expectations, projections, estimates and assumptions. Words such as "expects," "believes," "anticipates" and variations of such words and similar expressions identify such forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause future results to differ materially from those suggested by the forward-looking statements. These risks include, but are not limited to, general economic conditions, including changes in interest rates, the overall level of consumer spending and the price of oil, cotton and other raw materials used in the Company's products, changing competition, changes in federal and state governmental regulations with respect to the consumer products industry, changes in the retail environment, the level and pricing of future orders from the Company's customers, the Company's dependence upon third-party suppliers, including some located in foreign countries with unstable political climates, the Company's ability to successfully implement new information technologies, customer acceptance of both new designs and newly-introduced product lines, actions of competitors that may impact the Company's business, disruptions to transportation systems or shipping lanes used by the Company or its suppliers, and the Company's dependence upon licenses from third parties. Reference is also made to the Company's periodic filings with the Securities and Exchange Commission for additional risk factors that may impact the Company's results of operations and financial condition. The Company does not undertake to update the forward-looking statements contained herein to conform to actual results or changes in our expectations, whether as a result of new information, future events or otherwise.

Company Snapshot

Percentages based on operating results for the fiscal year ended March 31, 2013

Crown Crafts, Inc.



Crown Crafts, Inc.
Gonzales, LA

- Crown Crafts Infant Products, Inc. Compton, CA → Dominant manufacturer of infant and toddler bedding, blankets, and accessories to mass and specialty markets
- Hamco, Inc. Gonzales, LA → Market leader of infant and toddler bibs and disposable feeding products

Net Sales by Operating Subsidiary


Crown Crafts Infant Products 71%
Hamco 29%

Gross Sales by Product Category (Unaudited)


Blankets 17%
Bibs 17%
Toddler Bedding 24%
Disposables 8%
Accessories 10%
Infant Bedding 24%

Our Products



Crown Crafts markets a variety of products under Company-owned trademarks, as well as licensed collections and private label programs for certain of its customers, including:

- Crib Bedding
- Toddler Bedding
- Blankets
- Wall Décor
- Wearable Blankets
- Plush
- Security Blankets
- Bibs and Burp Cloths
- Disposable Items
  - Bibs
  - Placemats
  - Floor Mats
  - Toilet Seat Covers
- Bath Towels and Accessories

Crown Crafts, Inc.

Crown Crafts Infant Products



Decorating a baby's room is a fun and exciting time, but it can also be overwhelming. We believe that the heart of a child's room is not what is physically held within the four walls, but rather the relationship between the child and its parents. This serves as the basis of the heartfelt development of our products – offering quality, safety & style.





Crib Bedding – Generally used until age 2

- Designs include traditional, contemporary, textured and whimsical patterns

Toddler Bedding – Generally used from ages 2-4

- Designs are almost entirely driven by licenses as children experience movies, toys, etc.

Crown Crafts, Inc.

Hamco Products




neat solutions for children
wendy bellissimo
baby & kids
SESAME STREET
ELMO is AWESOME
HAPPY CHIC BABY
BY JONATHAN ADLER
Little Me
lil' Snacker
"the bib with a lid"
Bibsters
Disposable Bibs

Crown Crafts, Inc.

Neat Solutions® Products





neat solutions for children
table topper
disposable floor topper
reusable floor topper
potty topper
Activity Topper with Stickers
tidy topper multi-use pads
tidy topper name tag labels
tidy topper disposable bibs

Crown Crafts, Inc.

Dominant Retail Distribution




BABIES R US
The Baby Superstore
TOYS R US
17%
TARGET
10%
kmart
9%
buybuy BABY
4%
amazon.com
3%
3%
DOLLAR GENERAL
2%
Chick-fil-A
14%
All Others
38%
Walmart
Save money. Live better.

Gross Sales by Customer
For the Fiscal Year Ended March 31, 2013
(Unaudited)

Crown Crafts, Inc.

Distribution Channels



Company-Owned Brands

NoJo
only the best for baby®

neat solutions for children

Bibsters
Disposable Bibs

Little Bedding by NoJo

Kimberly Grant

Quality Licenses

Disney baby

123
SESAME STREET

Hello kitty

Fisher-Price

carter's

NAUTICA KIDS

nickelodeon

wendy bellissimo

Little Me

Crown Crafts, Inc.

Shift Towards Company Brands




Gross Sales by Product Branding
Excludes Toddler Sales Due to High Percentage of Licensed Sales (>96%) - Unaudited
100%
80%
60%
40%
20%
0%
20%
31%
49%
37%
23%
40%
Fiscal Year 2009
Fiscal Year 2013
Licensed
Private Label
Company Brands

Crown Crafts, Inc.

Demand Factors – Birth Trends




Annual U.S. Births (in millions)
4.50
4.00
3.50
4.06
4.03
4.02
4.09
4.11
4.14
4.27
4.32
4.25
4.13
4.00
3.95
3.95
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012


First Births - Number of births per 1,000 fertile* women in the given year that are their first child
28.0
27.5
27.0
26.5
26.0
25.5
25.0
26.5
25.9
25.8
26.5
26.4
26.5
27.4
27.8
27.5
26.8
25.9
25.4
25.2
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
* Defined as women aged 15-44 years, regardless of actual fertility

- Baseline demand is derived from annual births in the U.S.
  - Decreased by over 8% from 2007 to 2012
  - First births are at their lowest point in recorded history
  - White births are no longer the majority in the U.S.
  - Moreover, white women as a group are aging, with a median age of 42
  - Hispanic women, however, with a median age of 27, are at their peak fertility
  - Nearly half of moms say that the economy factored into their plans to have a baby



Financial Highlights

Operating Highlights

Crown Crafts, Inc.




Net Sales (in millions)
$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$87.4
$86.1
$90.0
$85.3
$78.4
2009
2010
2011
2012
2013
Fiscal Year


Adjusted Diluted Earnings per Share
$0.54
$0.52
$0.50
$0.48
$0.46
$0.44
$0.42
$0.40
$0.48
$0.52
$0.45
$0.52
$0.52
2009
2010
2011
2012
2013
Fiscal Year


Adjusted EBITDA (in millions)
$12.0
$11.0
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$9.9
$10.3
$9.0
$9.5
$9.0
2009
2010
2011
2012
2013
Fiscal Year


Adjusted EBITDA as a
Percentage of Net Sales
15.0%
14.0%
13.0%
12.0%
11.0%
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
11.3%
12.0%
10.0%
11.1%
11.5%
2009
2010
2011
2012
2013
Fiscal Year

Operating Cash Flow Strengthens Balance Sheet…





Debt (Cash) Balances
Amounts shown are Net of Cash
Springs purchased in November, 2007
$ Millions
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$(5.0)
$47.7
$39.4
$33.6
$31.4
$26.4
$20.1
$5.7
$16.9
$10.0
$5.1
$6.1
$(0.2)
$(0.3)
$(1.8)
July 2001 *
FYE 2002
FYE 2003
FYE 2004
FYE 2005
FYE 2006
FYE 2007
FYE 2008
FYE 2009
FYE 2010
FYE 2011
FYE 2012
FYE 2013
Q2 2014 *
* Unaudited

In addition to lowering its debt levels, the Company has, since December 2006, paid $18.4 million for acquisitions and $12.0 million in cash dividends.

Crown Crafts, Inc.

…and Allows for Investments to Provide Value to Shareholders





Uses of Capital
Excluding Retirement of Revolving Debt and Buildup of Cash
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$ Thousands
2007
2008
2009
2010
2011
2012
2013
Fiscal Year Ended March,
Acquisitions
Retire Legacy Debt
Stock Repurchases
Dividends

- Acquisitions reflected on an accrual basis
- Stock repurchases exclude those incident to share-based compensation

Crown Crafts, Inc.

Stock Return Metrics





Closing Stock Price and Dividend Yield
9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
11/06/11
02/06/12
05/06/12
08/06/12
11/06/12
02/06/13
05/06/13
08/06/13
11/06/13
Closing Stock Price ($)
Dividend Yield (%)

- The dividend yield is calculated prospectively on the presumption of the annualization of the most recently declared regular dividend, the hypothetical purchase of the Company's common stock at the day's closing price, and the subsequent ownership of the stock at least through the record date of the next regular dividend.
- The declaration of each dividend is at the discretion of the Company's Board of Directors, and the Company expressly disclaims any guarantees as to the frequency and amount of any future dividends.

Crown Crafts, Inc.

For Additional Information



Attendees and other viewers of this presentation are advised to read all reports and other filings made by the Company with the Securities and Exchange Commission under the Securities Act of 1933 and the Securities Exchange Act of 1934. Copies of these filings may be obtained, without charge, by directing a request to Halliburton Investor Relations, 14651 Dallas Parkway, Suite 800, Dallas, TX 75254, or at www.sec.gov.

www.crowncrafts.com

Crown Crafts, Inc.

The Presentation of Non-GAAP Financial Measures



In addition to the Company's presentation of its financial position and results of operations in conformity with accounting principles generally accepted in the U.S. ("GAAP"), the Company has also presented measures of its financial position which are not determined in accordance with GAAP. These non-GAAP financial measures include Adjusted EBITDA and Adjusted diluted earnings per share. Adjusted EBITDA excludes a goodwill impairment charge in fiscal year 2009, and Adjusted diluted earnings per share excludes this item on an after-tax basis. The Company, consistent with its internal analysis, has also presented its debt balances on a net-of-cash basis. Offsetting these amounts in this manner is permitted under GAAP in only limited circumstances. The Company has also excluded the effect of transactions incident to share-based compensation from share repurchase amounts. The Company uses non-GAAP financial measures internally to monitor the Company's operating results and cash flow and to evaluate the performance of its businesses. The Company believes that non-GAAP financial measures provide useful information and are an important indicator of the Company's ability to generate cash sufficient to service its debt, declare and pay dividends, make strategic investments, meet capital expenditures and working capital requirements and otherwise meet its obligations as they become due. The items excluded to calculate non-GAAP financial measures are significant components in understanding and assessing the Company's financial position and results of operations. These non-GAAP measures are provided as supplemental information and should be considered in addition to, and not as a substitute for, the Company's GAAP measures, including its debt balances, net income or loss, diluted earnings per share, cash flow provided by or used in operating, investing or financing activities, and other measures of financial position or results of operations reported in accordance with GAAP. Because these non-GAAP financial measures are not calculated in accordance with GAAP, companies typically calculate them in varying ways. Therefore, the non-GAAP financial measures as presented by the Company may not be comparable to similarly titled measures of other companies.

Crown Crafts, Inc.

Non-GAAP Reconciliations

(in thousands, except per share amounts - Unaudited)



	Fiscal Year				
Adjusted EBITDA:	**2009**	**2010**	**2011**	**2012**	**2013**
Net income (loss)	$(17,086)	$ 4,780	$ 4,306	$ 5,039	$ 5,111
Interest expense	1,089	692	460	229	81
Interest income	(139)	(17)	(2)	(0)	(61)
Income tax expense	1,102	3,034	2,726	2,880	2,907
Depreciation	285	286	257	267	232
Amortization	1,745	1,544	1,224	1,057	766
EBITDA	(13,004)	10,319	8,971	9,472	9,036
Impairment to goodwill	22,884	-	-	-	-
Adjusted EBITDA	$ 9,880	$ 10,319	$ 8,971	$ 9,472	$ 9,036
Adjusted diluted earnings per share:					
Net income (loss)	$(17,086)	$ 4,780	$ 4,306	$ 5,039	$ 5,111
Impairment to goodwill	22,884	-	-	-	-
Income tax expense (benefit) on above	(1,323)	-	-	-	-
Adjusted net income	$ 4,475	$ 4,780	$ 4,306	$ 5,039	$ 5,111
Diluted shares outstanding	9,317	9,295	9,670	9,747	9,786
Adjusted diluted earnings per share	$ 0.48	$ 0.52	$ 0.45	$ 0.52	$ 0.52